Fees Summary	Dec. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,990,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,003.52
Total Offset Amount	0.00
Net Fee	$ 4,003.52